Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of _________________ (“Effective Date”), by and among Youngevity International, Inc., a Delaware corporation, its successors and assigns (the “Company”), and _______________(the “Investor”).

R E C I T A L S

WHEREAS, Investor and the Company have entered into a Securities Purchase Agreement (the “Agreement”), dated ________, pursuant to which Investor has agreed to purchase _____ shares of common stock of the Company at a price of $4.75 per share in two tranches, or ______ shares for a payment of ______ each (“Purchased Shares”);

WHEREAS, the Company has agreed to issue Investor additional shares of common stock (“True-up Shares”) of the Company in the event that the average of the 15 lowest closing prices for the Company’s common stock on NASDAQ or other primary trading market for the Company’s common stock (the average of such lowest closing prices being herein referred to, the “True-up Price”) during the period beginning on the Effective Date and ending on the date 90 days from the effective date of the Registration Statement (the “Subsequent Pricing Period”) is less than $4.75 per share;

WHEREAS, the Company has agreed to issue Investor a banking advisory fee of _____ shares of common stock of the Company upon each closed tranche, or _____ shares in total (“Advisory Shares”);

WHEREAS, the Company has issued to the Investor a Warrant, _______8, exercisable for ____ shares of common stock of the Company (“Warrant Exercise Shares”);

WHEREAS, as a material consideration for the Investor’s execution of the Agreement, the Company has agreed to register Purchased Shares, True-up Shares, Advisory Shares and Warrant Exercise Shares, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

1. Certain Definitions. In addition to those terms defined within this Agreement, as used in this Agreement, the following terms shall have the following respective meanings:

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Holder” and “Holders” means (i) the Investor and (ii) any person holding Registrable Securities to whom the registration rights have been validly transferred.

“Registrable Securities” shall mean (i) the shares of the Company’s common stock that are issuable pursuant to the Securities Purchase Agreement; (ii)  the True-up Shares; (iii) the Advisory Shares, (iv) the Warrant Exercise Shares, and (v) any common stock of the Company issued or issuable in respect of the foregoing shares of the Company’s common stock upon any stock split, stock dividend, recapitalization, or similar event; provided, however, that securities shall only be treated as Registrable Securities if and so long as they have not been registered or sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.

The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

“Registration Expenses” shall mean all expenses incurred by the Company in complying with Section 2.1, including without limitation, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

“Rule 144” and “Rule 145” shall mean Rules 144 and 145, respectively, promulgated under the Securities Act, or any similar federal rules thereunder, all as the same shall be in effect at the time.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the securities registered by the Holders.

2. Registration

2.1 Registration Filing.

(a) Filing for Registrable Securities. The Company shall file with the Commission, within forty five (45) days from the date of this Agreement, a registration statement on Form S-3 or S-1 for the resale of all of the Registrable Securities (“Registration Statement”). The Registration Statement will include 618,860 Registrable Securities for resale by Holder (subject to Section 2.3(b) below). The Registration Statement must be declared effective by the Commission within seventy five (75) days from the date of this Agreement. Notwithstanding the foregoing, the Company will use best efforts to file the Registration Statement within thirty (30) days and to have the Registration Statement declared effective by the Commission within sixty (60) days from the date of this Agreement.

(b) Inclusion of Other Shares. The Company may, at its option, include shares held by other stockholders of the Company in any such registration statement filed under this Section 2.1.

2.2 Expenses of Registration. All Registration Expenses incurred in connection with a registration pursuant to Section 2.1 shall be borne by the Company; provided, however, that the Company shall have no obligation to pay or otherwise bear (i) any portion of the fees or disbursements of counsel for the Holders in connection with the registration of their Registrable Securities, (ii) any portion of any underwriter’s commissions or discounts, expense allowance or fees or stock transfer taxes attributable to the Registrable Securities being offered and sold by the Holders of Registrable Securities, or (iii) any of such expenses if the payment of such expenses by the Company is prohibited by the laws of a state in which such offering is qualified and only to the extent so prohibited. Unless otherwise stated, all Selling Expenses relating to be borne by the Holders will be divided pro rata on the basis of the number of shares so registered or proposed to be so registered.
2.3 Registration Procedures. In the case of the registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of such registration and as to the completion thereof. The Company will:

(a) Prepare and file with the Commission a registration statement and such amendments and supplements as may be necessary and use its best efforts to cause such registration statement to become and remain effective until (i) the second anniversary following the date the registration statement is declared effective, (ii) all of the Registrable Securities included in the registration statement have been sold, or (iii) all of the Registrable Securities may be sold under Rule 144 without any volume limitation and Holders have given written consent to remove the Registerable Securities from the Registration Statement, whichever comes first, except that the Company shall be permitted to suspend the use of the registration statement during certain periods as set forth below in this Section 2.3; and

(b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

Notwithstanding the foregoing, the Company shall notify each Holder whose securities are included in a registration of the happening of any event which makes any statement made in the registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the registration statement or prospectus so that, in the case of the registration statement, it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such event, the Company may suspend use of the prospectus on written notice to each participating Holder, in which case each participating Holder shall not dispose of Registrable Securities covered by the registration statement or prospectus until copies of a supplemented or amended prospectus are distributed to the participating Holders or until the participating Holders are advised in writing by the Company that the use of the applicable prospectus may be resumed (the period of such suspension shall be a “Blackout Period”). The Company shall ensure that the use of the prospectus may be resumed as soon as is reasonably practicable. The Company shall, upon the occurrence of any event contemplated by this paragraph, prepare a supplement or post-effective amendment to the registration statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In the event that the Company declares one or more Blackout Periods, the two-year anniversary period set forth in Section 2.3(a) shall be extended by the number of days that constitute any such Blackout Periods.

(c) The Holder agrees to furnish to the Company a completed Selling Shareholder Questionnaire in the form attached to this Agreement as Annex A or in a form mutually agreeable between the parties. At least five trading days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify the Holder of the information the Company requires from that Holder other than the information contained in the Selling Shareholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within three Trading Days prior to the applicable anticipated filing date. Each Holder further agrees that it shall not be entitled to be named as a Selling Shareholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time and the Company shall have nor registration obligations under this Section 2.3 , unless the Holder has returned to the Company a completed and signed Selling Shareholder Questionnaire and a response to any reasonable requests for further information as described in the previous sentence. If the Holder of Registrable Securities returns a Selling Shareholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall use its commercially reasonable efforts to take such actions as are required to name the Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Shareholder Questionnaire or request for further information. The Holder acknowledges and agrees that the information in the Selling Shareholder Questionnaire or request for further information as described in this Section 2.3(c) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement. Holder acknowledges that it may be listed as an “underwriter” in the Registration Statement.

2.4 Indemnification

(a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration has been effected pursuant to this Agreement, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder for use therein.

(b) Each party entitled to indemnification under this Section 2.4 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or there are separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (whose consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

2.5 Liquidated Damages

(a)  If (i) the registration statement is not filed with the Commission on or prior to the date forty five (45) days from the date of this Agreement, (ii) the registration statement has not been declared effective by the Commission on or prior to the date seventy five (75) days from the date of this Agreement, or (iii)  any registration statement required by this Agreement is filed and declared effective by the Commission but shall thereafter cease to be effective or fail to be usable for its intended purpose (each such event referred to as a “Registration Default”), the Company hereby agrees to pay liquidated damages (“Liquidated Damages”) to each Holder of the Registrable Securities in an amount equal to 1% of the Purchase Price, as defined in the Securities Purchase Agreement, per month which Liquidated Damages shall be increased to 5% of the Purchase Price per month if the Registration Statement is not effective within 150 days from the Effective Date.  Following the cure of all Registration Defaults relating to any particular Registrable Securities, Liquidated Damages shall cease to accrue; provided, however, that, if after Liquidated Damages have ceased to accrue, a different Registration Default occurs, Liquidated Damages shall again accrue pursuant to the foregoing provisions.  All accrued Liquidated Damages shall be paid in the manner set forth in the Securities Purchase Agreement.

(b) The Company and Investor hereto acknowledge and agree that the sums payable as Liquidated Damages under subsection 2.5(a) above shall constitute liquidated damages and not penalties and are in addition to all other rights of the Holders, including the right to call a default under the Securities Purchase Agreement.  The parties further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (ii) the amounts specified in such subsections bear a reasonable relationship to, and are not plainly or grossly disproportionate to, the probable loss likely to be incurred in connection with any failure by the Company to obtain or maintain the effectiveness of a registration statement, (iii) one of the reasons for the Company and the Investor reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and (iv) the Company and the Investor are sophisticated business parties and have been represented by sophisticated and able legal counsel and negotiated this Agreement at arm’s length.

3. Transfer of Rights. The rights granted under Section 2 of this Agreement may be assigned to any transferee or assignee in connection with any transfer or assignment by the Holder of such Holder’s Warrant, Securities Purchase Agreement, True-up Shares and Advisory Shares or Registrable Securities, provided that: (i) such transfer is otherwise effected in accordance with applicable securities laws and the terms of this Agreement; (ii) written notice is promptly given to the Company; and (iii) such transferee or assignee agrees in writing to be bound by the provisions of this Agreement and by any other agreement reasonably necessary to ensure compliance with federal, state, and foreign securities laws.

4. Miscellaneous.

4.1 Consent to Jurisdiction. The Company and the Holders (i) hereby irrevocably submit to the exclusive jurisdiction of the United States District Court and the courts of the State of Florida located in Broward County, Florida, for the purposes of any suit, action or proceeding arising out of or relating to this Agreement, and (ii) hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and each Holder consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 4.1 shall affect or limit any right to serve process in any other manner permitted by law.

4.2 Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and Investor or, if investor does not own Registerable Securities, a majority in interest of the Holders.

4.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., Eastern Standard Time, on a business day, (ii) the first business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., Eastern Standard Time, on any date and earlier than 11:59 p.m., Eastern Standard Time, on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) actual receipt by the party to whom such notice is required to be given.

If to the Company:

Youngevity International, Inc.
2400 Boswell Road
Chula Vista, CA 91914
Attn: Stephan Wallach

with a copy to:

Gracin & Marlow, LLP
The Chrysler Building
405 Lexington Avenue, 26th Floor
New York, New York 10174
Attn: Leslie Marlow, Esq.

If to the Investor:

_

with a copy to:

4.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

4.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

4.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to principles of conflicts of law thereof. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

4.7 Attorneys Fees. In the event the Holder hereof shall refer this Agreement to an attorney to enforce the terms hereof, the Company agrees to pay all the costs and expenses incurred in attempting or effecting the enforcement of the Holder's rights, including reasonable attorney's fees, if a suit is instituted and Holder is the prevailing party.

4.8 Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

4.9 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

4.10 Time is of the Essence. Time is of the essence in regards to every provision of this Agreement.

4.11 Conflicts. In the event this Agreement conflicts with any provision of any other agreement between the Company and Investor, this Agreement will control.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

Youngevity International, Inc. By: ___________________________________ Name: Stephan Wallach Title: Chief Executive Officer
Investor

By: ___________________________________
Name:
Title: